                                                                Exhibit No. 10.7

                                                                           Focal
                                           Amendment No. 3 to Product Attachment
                                                       Carrier Networks Products
                                                                          Page 1


                     AMENDMENT No. 3 TO PRODUCT ATTACHMENT

                           CARRIER NETWORKS PRODUCTS

                                    BETWEEN

                             NORTHERN TELECOM INC.

                                      AND

                       FOCAL COMMUNICATIONS CORPORATION

THIS AMENDMENT No. 3 TO PRODUCT ATTACHMENT, Carrier Networks Products, is dated effective as of January 1, 1999, (the "Amendment No. 3"), is by and between Northern Telecom Inc. ("Nortel") and Focal Communications Corporation ("Buyer"), and amends the Product Attachment, dated January 21, 1997 (the "Product Attachment"), as amended by Amendment No. 1 to Product Attachment, dated June 10, 1997 (the "Amendment No. 1"), and Amendment No. 2 to Product Attachment, dated March 6, 1998 (the "Amendment No. 2"), which is attached to the Network Products Purchase Agreement Number JRD0197FCC, dated January 21, 1997 ("NPPA"), as amended by Amendment No. 1 to the Network Products Purchase Agreement Number JRD0197FCC, dated June 10, 1997 ("Amendment No. 1 NPPA"), by and between Nortel and Buyer;

WHEREAS, the parties wish to amend the Product Attachment, as amended, and the Schedule A attached thereto to reflect Buyer's new commitment; and

NOW, THEREFORE, for the consideration shown below, the parties hereby amend the Product Attachment and Schedule A as follows:

1. Article 1, Incorporation by Reference, is hereby amended to read as follows:

     1.   INCORPORATION BY REFERENCE
          --------------------------

     This Product Attachment, as amended, shall be incorporated into and made a part of the NPPA by and between Nortel and Buyer.

2. Article 2, Definitions, is hereby amended to include the following definitions:

     "Class 4 Switching Products and Services" shall mean Products and Services supporting a toll center or toll point in the North American long distance switching hierarchy.

                                                                           Focal
                                           Amendment No. 3 to Product Attachment
                                                       Carrier Networks Products
                                                                          Page 2

     "Class 5 Switching Products and Services" shall mean Products and Services supporting an end office, a local central office or exchange in the North American hierarchy.

     "Third Party Hardware" shall mean any hardware not of Nortel's manufacture which shall be deemed to include any such hardware which Nortel adds to its generally available Third Party Hardware price lists or so identifies to Buyer.

     "Third Party Software" shall mean any Software not owned by Nortel which is included within licensed Software or non-licensed Software.

3. "Product Attachment Term", as defined in Section 2.0, "Definitions" is amended and restated to read:

     "Product Attachment Term" shall mean the period of time commencing upon January 1, 1999, and shall expire thirty six (36) months thereafter.

4. Section 3, entitled "Scope", in the Product Attachment is amended and restated as follows:

     (a)  The parties agree that Buyer's Commitment Amount as set forth in
          Section 3 of Amendment No. 2 is hereby deemed satisfied in full for all Orders received and accepted by Nortel from Buyer as of December 31, 1998.

     (b) Buyer shall issue Orders for delivery and installation of the Products listed in the attached Schedule A, in the minimum amount of Twenty Five Million Dollars ($25,000,000.00) every twelve (12) months during the Product Attachment Term, for a total minimum commitment amount of Seventy Five Million Dollars ($75,000,000.00) during the Product Attachment Term (the "Commitment Amount"). Buyer shall pay the prices, fees and charges for the Products in accordance with Section 7 of this Product Attachment.

     (c) In the event that Buyer does not purchase a minimum of Twenty Five Million Dollars ($25,000,000.00) in Product every twelve months during the Product Attachment Term, Nortel shall invoice annually and Buyer shall pay *** of the difference between Twenty Five Million Dollars ($25,000,000.00) and the amount actually spent by Buyer during that twelve (12) month period of time, within thirty (30) days from the date of invoice.

     (d) In the event that Buyer exceeds the purchase amount of Twenty Five Million Dollars ($25,000,000.00) in Product every twelve (12) months during the Product Attachment Term, Buyer shall receive an annual credit
---------
 **Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                                           Focal
                                           Amendment No. 3 to Product Attachment
                                                       Carrier Networks Products
                                                                          Page 3

          to be applied to Buyer's subsequent purchases of any Optional Software described in Schedule A, Part III, Section 1.0 and to any Software Upgrades described in Schedule A, Part I, Section 1.4, excluding any required hardware for feature functionality (the "Software Credit"). Such Software Credit shall be equal to *** of the dollar amount over and above Twenty Five Million Dollars ($25,000,000.00), ***. Upon the expiration of the Product Attachment Term contemplated by this Amendment No. 3, all remaining Software Credits shall expire.

     (e) Buyer may issue Orders for DMS-500 Optional Hardware at Nortel's then current prices ("Optional Hardware") and Optional Software, as described in the attached Schedule A, Part III, Section 1.0 ("Optional Software"), from time to time during the Product Attachment Term. Buyer shall receive a *** discount on the prices, fees and charges for any DMS-500 Optional Hardware and/or Optional Software Order issued prior to the date of shipment for the DMS-500 Initial System upon which such DMS-500 Optional Hardware and/or Optional Software will be installed. Otherwise, Buyer shall receive a *** discount on the prices, fees and charges for any DMS-500 Optional Hardware and/or Optional Software Order issued at any other time during the Product Attachment Term. Such discounts shall not apply to Third Party Hardware and Third Party Software.

     (f) Buyer shall receive a one (1) time *** discount on the initial Merchandise Order issued by Buyer during each quarter during the Product Attachment Term, and a *** discount on all subsequent Merchandise Orders issued by Buyer during each quarter during the Product Attachment Term.

     (g) No later than November 1st of each year during the Product Attachment Term, Buyer shall provide to Nortel a written forecast listing the Products that Buyer intends to order for delivery and installation during the following twelve (12) months of the Product Attachment Term (the "Annual Forecast"). The initial Annual Forecast is set forth in the attached Schedule C. Buyer may revise its then-current Annual Forecast from time to time, and, upon submission of the revised Annual Forecast to Nortel, each such revised Annual Forecast shall supercede all Annual Forecasts that were previously submitted to Nortel.

     (h) Nortel shall perform an in-process and quality audit for each and every Initial System purchased and installed hereunder prior to the Turnover
--------
 **Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                                           Focal
                                           Amendment No. 3 to Product Attachment
                                                       Carrier Networks Products
                                                                          Page 4

          Date as described in Section 8 of this Product Attachment. Also, Nortel shall perform a quality audit for each and every Extension purchased and installed hereunder prior to the Turnover Date.

     (i) During the Product Attachment Term, Buyer shall purchase from Nortel all of Buyer's requirements for "Class 4" and "Class 5" switches (as those terms are used in the telecommunications industry), except that Buyer shall be relieved of Buyer's obligation to purchase its requirements for "Class 4" and "Class 5" switches in the event that Buyer acquires or merges with an entity which, at the time of the merger and acquisition, operates "Class 4" and "Class 5" switches not manufactured by Nortel.

     (j) In the event that Nortel, through no fault other than its own, fails to effect Turnover of an Initial System no later than one hundred twenty (120) days after the date upon which the Installation Services commenced, Nortel shall pay to Buyer, as liquidated damages and not as a penalty, and as Buyer's sole and exclusive remedy, the amount of *** per day for each day that Turnover is delayed beyond such one hundred twentieth (120th) day. In no event shall Nortel's liability under this provision exceed *** for each Initial System ordered by Buyer hereunder.

     (k) Buyer may issue an Order for Extension Ports in the increments set forth and as described in Schedule A, Part IV, Sections 1.1 and 1.3, during the Product Attachment Term ("Extension Ports"). If Buyer issues an Order each calendar year during the Product Attachment Term for such Extension Ports and Nortel receives such Order between January 1st and June 30th, Buyer shall receive a five percent (5%) discount off the price of each Extension Port increment. Nortel shall issue an invoice for each Extension Port Order upon the earlier of (i) date of shipment of such Order, or (ii) December 1st of that calendar year, and Buyer shall pay the invoiced amount within thirty (30) days after the date of invoice. If Buyer fails to pay such invoice within thirty (30) days after the date of invoice, Nortel shall add the five percent (5%) discount back into the price of the Extension Ports and issue an additional invoice for payment of such five percent (5%) of the purchase price of the Extension Ports. All Extension Port Orders issued by Buyer and received by Nortel after June 30th of a calendar year shall be subject to the pricing set forth in Schedule A, Part IV,
          Section 1.3. Buyer shall pay the prices, fees and charges for the Extension Ports ordered after June 30th of a calendar year, in accordance with Section 7 of this Product Attachment.
--------
 **Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                                           Focal
                                           Amendment No. 3 to Product Attachment
                                                       Carrier Networks Products
                                                                          Page 5

     (l) If Buyer purchases a DMS Initial System during the Product Attachment Term of this Agreement and Nortel, within ninety (90) days after the Turnover Date of such DMS Initial System, makes generally available to its customers a more current NCS (Local Side Only) DMS Software load release ("New Software Load"), Buyer may notify Nortel that Buyer desires to upgrade such DMS Initial System to the New Software Load. Nortel shall install the New Software Load upon Buyer's DMS Initial System ordered within the previous ninety (90) days only at no additional charge; provided, that Buyer issues an Order for installation of and pays the licensing fees and applicable charges for the New Software Load upgrade for Buyer's entire network of DMS systems. Nortel will invoice and Buyer shall pay for any additional Hardware required to upgrade the DMS Initial System and Buyer's network to the New Software Load. Buyer shall pay all prices, fees and charges in accordance with Section 7 of this Product Attachment.

     (m) Buyer may issue a written Order for a trial license of the DMS-500 Software SOC Features as described in Schedule A, Part III, Section
          1.0 ("Software SOC Features"), for a period of thirty (30) days from the parties' mutually agreed to date of commencement of the trial ("Trial Period") upon a DMS-500 Initial System at Buyer's facilities ("SOC Trial"). The following additional terms and conditions shall apply:

          1. The SOC Trial shall not be used by Buyer for generating or producing revenue and shall only be used for the purpose of testing features and/or services which Buyer may wish to deploy in its network. In the event that Buyer uses any and/or all of the Software SOC Features during the SOC Trial for the purpose of producing revenue at any time during the Trial Period, Nortel shall invoice Buyer, and Buyer shall pay to Nortel within thirty
               (30) days of the date of such invoice Nortel's then current Software licensing fees for the Software SOC Features installed upon the applicable DMS-500 Initial System.

          2. Nortel will license to Buyer during the Trial Period any additional Software features required for the Software SOC Features functionality during the SOC Trial.

          3. Upon the expiration of the SOC Trial, Buyer shall provide Nortel with written notice of Buyer's intent to continue to license or discontinue to license and use the Software SOC Features. If Buyer's intent is to continue the license of the Software SOC Features or if Buyer fails to notify Nortel of Buyer's intent upon the expiration of the Trial Period, Nortel shall invoice and Buyer

                                                                           Focal
                                           Amendment No. 3 to Product Attachment
                                                       Carrier Networks Products
                                                                          Page 6

               shall pay the licensing charges and fees for the Software SOC features within thirty (30) days after the date of invoice. If Buyer's intent is to discontinue the license, Buyer shall grant Nortel access to the DMS-500 Initial System to terminate Buyer's license and use of such Software SOC Features.

          4. Title to the Software SOC Features shall remain solely and exclusively vested in Nortel and Buyer's rights therein shall be limited to a right to use such Software SOC Features in accordance with the terms of the Software License set forth in
               Section 10 only for as long as Buyer uses the DMS-500 Initial System.

          5. Nortel shall be granted access to the DMS-500 Initial Systems upon a monthly basis for the purpose of polling the Software that Buyer is operating upon such Systems.

5. Section 11, entitled "Additional Terms", in the Product Attachment is amended and restated as follows:

     (c) In the event that Nortel elects to discontinue the manufacture of any Product described in the attached Schedule A at any time during the seven (7) years following the Turnover Date of each Initial System ordered hereunder, then Nortel shall provide Buyer with written notice of such discontinuance at least twelve (12) months prior to the scheduled date of such discontinuance. During the twelve (12) month period following Buyer's receipt of such notification from Nortel, Buyer may order and Nortel shall deliver as much of the Products described in the attached Schedule A as Buyer reasonably requires at the then current prices and/or licensing fees. Nothing herein shall be construed so as to require Nortel to continue to manufacture any Products described in the attached Schedule A.

     (d)  Deleted.

6. All provisions of Schedule A as attached to the Product Attachment are hereby deleted and replaced with the Schedule A attached hereto.

7. Schedule C to the Product Attachment is hereby deleted and replaced with the Schedule C attached hereto.

                                                                           Focal
                                           Amendment No. 3 to Product Attachment
                                                       Carrier Networks Products
                                                                          Page 7

Except to the extent modified herein, all other terms and conditions of the Product Attachment shall remain unchanged and in full force and effect.

NORTHERN TELECOM INC.                  FOCAL COMMUNICATIONS
                                       CORPORATION


By: /s/ Richard G. Reid                By: /s/ John R. Barnicle
   --------------------------------       --------------------------------
              Signature                              Signature


Name: /s/ Richard G. Reid              Name: /s/ John R. Barnicle
     ------------------------------         ------------------------------
                 Print                                  Print


Title: /s/ President - Global          Title: E.V.P. - C.O.D.
           Carrier Sound                     -----------------------------
      -----------------------------


Date:  3/25/99                         Date:  3/25/99
     ------------------------------         ------------------------------

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                               Schedule A/Page 1


                                  Schedule A
                        Part I. DMS-500 Initial System
                          (DMS-500 Switching System)

Nortel shall engineer each Initial System ordered hereunder in accordance with Nortel's standard engineering practices and procedures, and thereafter Nortel shall provide Buyer with a detailed list of the components of such Initial System.

1.0  Initial System DMS-500

     1.1 The following represents the SuperNode Equipment that will be delivered with the Initial System DMS-500 switch:

          . One (1) SuperNode equipped with BRISC-70EM and three (3) additional memory cards per plane along with a spare NT9X14EA.

          . One (1) Two-frame 128k ENET provisioned to support the proposed switch configuration and three (3) CCTS 128K fiber management bays.

          . One (1) Link Peripheral Processor (LPP)
            . Eight (8) Channelized Access (LUI - NTEX26AA) links for SS7
            . Two (2) Network Interface Unit (NIU)
            . One (1) XLIU
            . One (1) EIU NT9X84AA - Ethernet interface card, One (1) NT9X85AA -
              Ethernet AUI paddleboard, One (1) NTEX22BB - Integrated Processor, NT9X0190 - Cable for above cards, B0229786 - Cable for above cards

          . Thirty (30) Digital Trunk Equipment ISDN (DTEI) frames
            . Twenty-two (22) Digital Trunk Controller (DTC7) modules Wired and
              Equipped for 10,560 Local SS7 ports.
            . Thirty-eight (38) Digital Trunk Controller ISDN (DTCI) modules for local PRI trunks Wired and Equipped for 18,240 ports.

          . Three (3) Multi-Vendor Interface Equipment (MVIE) frames
            . Six (6) SMA2 modules Wired and Equipped for 480 TR-303 ports per module (2,880 total) to provide host-remote interface for Nortel AccessNode/AccessNode Express.
            . Class Modem Resources (CMR) packs for each module.
            . ISDN Ready.
            . (2) D-Channel Handlers per SMA2.

          . All peripherals are equipped with XPM+ hardware.

          . One (1) Input Output Equipment (IOE) frames equipped with:
            . One (1) 2 GB Distributed Processing Peripheral (DPP)

          . Two (2) IOM modules each equipped with One (1) DAT, Two (2) DDU,
            Two (2) Storage Media cards and four (4) I/O controllers supporting 16 input output ports.

          . Two (2) MISC frame equipped with (4) 500W inverters, 1 GDC rack mounted modem shelf, and 3 rack mounted modems dedicated for Northern Telecom use.


               Proprietary and Confidential Information of Nortel

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                               Schedule A/Page 2

                                  Schedule A
                        Part I. DMS-500 Initial System
                          (DMS-500 Switching System)


          . Three (3) ISME frames equipped with standard DMS-500 test and maintenance circuit packs, including, eight (8) Enhanced digital Recorded Announcement Machines (EDRAMs), four (4) Conference Trunk Modules (CTMs) along with the following quantity of service circuits:

          NTPEC       DESCRIPTION                      DMS-500 STANDARD      REQUIRED
          NT0X10AA    Misc Scanner                              5                7
          NT1X54AA    Jack Ended Trunk LOC 2W22                 2                4
          NT1X80AA    102 Test                                  1                2
          NT2X10BB    Multi-Line test Unit                      1                2
          NT2X11BA    Multi-line Tst Un CTL CAR                 1                2
          NT2X48BA    DIG 4 CH MF REC                           1                1
          NT2X57AA    SD Card 1                                 2                5
          NT2X71AA    Transmission Term                         Optional         4
          NT2X72AA    4W E&M type 1 Interf 600                  2                4
          NT2X75AA    Loop ground Test Line                     1                1
          NT2X81AA    TRK 2W E&M 900 OHM                        1                1
          NT2X90AD    Incoming / Outgoing Test                  4                4
          NT3X09BA    8*8 Matrix CP                             1                2
          NT3X68AB    DTMF                                      1                1
          NT3X68AC    CWT                                       2                2
          NT3X82AH    OAU Dead SYS Alarm                        2                2
          NT3X83AC    OAU Alarm Transfer                        1                1
          NT4X45AA    Enhanced DTU                              6                5
          NT5X29AC    CTS Tone Det DTMF Tone Ge                 1                1
          NT5X30BA    Comm Trunk T101                           3                4

          . One (1) Meridian Cabinet Spare Storage (MCSS) cabinet to house switch spares.

          . Three (3) Power Distribution Center (PDC) frame equipped with "A" and "B" feed fuse panels & fuses as required.

          . Miscellaneous Switch Room Equipment as follows:
            . Two (2) Maintenance and Administration Position (MAP) . Two (2) VDU terminals
            . Two (2) RTIF terminals
            . Two (2) MAP printer
            . Two (2) MAP furniture
            . Three (3) sets of documentation on CD-ROM disk

          . Two (2) M5317-TX (B0249893-NTWA00BA) and two (2) NT-1 interfaces
            (TEC01910-NTBX80CA) for ISDN line testing.

          . Nortel will provide ADC - 84 PW DSX panels and Relay Rack Equipment to support the switch side termination of the DMS-500. Cables need to be stitched at DSX. Six (6) Inch Relay Rack Spacers will be provided.

          . Nortel Modular MDF Frame (Part # 689-2075-103; Brown - CPC A0337718) to support the above configuration.


              Proprietary and Confidential Information of Nortel

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                               Schedule A/Page 3

                                  Schedule A
                        Part I. DMS-500 Initial System
                          (DMS-500 Switching System)

          . (100) person days of selectable training.

          . Standard DMS-500 Software load as set forth in Part II or the most currently, generally available load.

          . Nortel's standard compliment of one (1) spare per unique circuit pack for the DMS-500 Initial System and a total of ten (10) Data Cartridges and five (5) Filters per Frame with a cooling unit.

     1.2  Initial System DMS-500

          The price for the Initial System DMS-500 equipped and wired as described in Section 1.1 above, and the Standard Software licensing fee is ***.

     1.3  Power Plant to support the above DMS-500 Initial System (Optional):

          1.3.1  Power Plant

          The Power Plant includes batteries, rectifiers, power board equipment. Power plant sized at an initial load of 1200 Amps, per Buyer request. Battery strings are provisioned for a four (4) hour reserve period. The Power Plant provided meets both Seismic and Non-Seismic requirements.

          Nortel will provide a 480VAC Power Plant and Batteries as outlined in Power quote PED08154.4. In addition, per contract, two (2) new version BDFB are to be provided with 20-20 amp fuses and 20-30 amp fuses. Battery disconnects (one (1) per string), low voltage disconnect and an Infrared scan will be performed.

          The price for the Power Plan (PED08154.4) is ***.

          1.3.2  Battery Distribution Fuse Bay

          The price for two (2) Battery Distribution Bays ("BDFB") is *** in addition to the above power quote.

              Proprietary and Confidential Information of Nortel

--------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                               Schedule A/Page 4

                                  Schedule A
                        Part I. DMS-500 Initial System
                          (DMS-500 Switching System)

     1.4  Software Upgrades for the  DMS-500 Initial System (Optional):

          The following prices for DMS-500 Software Upgrades do not include Gating Hardware. However, the prices do include Engineering and Installation for the Software Upgrade. If Buyer does not purchase Software Upgrades that maintain the CSP load within three (3) Software loads of the most current Software load, a re-certification charge will be accessed upon Buyer's Order the next Software Upgrade.

          1.4.1 The price for the NCS09 (LLT00009-Local/Toll) to NCS10 (LLT00010-Local/Toll)Generic Software Upgrade is ***.

          1.4.2 The price for the NCS09 (LLT00009-Local/Toll/LD) to NCS10 (LLT00010-Local/Toll/LD) Generic Software Upgrade is ***.

          1.4.3 The price for the NCS09 (LLT00009-Local/Toll) to NCS11 (LLT00011-Local/Toll) Generic Software Upgrade is ***.

          1.4.4 The price for the NCS09 (LLT00009-Local/Toll/LD) to NCS11 (LLT00011-Local/Toll/LD) Generic Software Upgrade is ***.

          *Sections 1.4.1 through 1.4.4 reference Weekday one night processing fee ("ONP"). If the Software upgrade is scheduled for a Weekend ONP, depending on availability, the price will increase by ***.


              Proprietary and Confidential Information of Nortel

-------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                               Schedule A/Page 5

                                  Schedule A
                  Part II. DMS-500 Standard Software Features


1.0  DMS-500  Standard Software Features

     1.1 Nortel may deliver Software ordered hereunder in a single Software load which may include Software which Buyer has not yet licensed ("Non-licensed Software"). Except as set forth in Section 1.2 below, Buyer shall not be entitled to use such Non-licensed Software, until such time as the applicable right to use fees are paid by Buyer pursuant to Section 1.5.

     1.2 Upon Buyer's placement of any Non-licensed Software in revenue generating service, Buyer shall pay the applicable right-to-use fees for such Non-licensed Software pursuant to this Agreement, except as described in Section 1.2. Buyer shall also have the option to pay the applicable right-to-use fees for any Non-licensed Software upon installation of a Software load containing such Non-licensed Software. For any Non-licensed Software that is installed and added pursuant to a product computing module load ("PCL") and or non-computing module load ("NCL"), if any, the right-to-use fees shall be the list price for such feature in effect as of the date of activation.

     1.3 To ensure Buyer's proper activation and/or usage of the appropriate Software, Buyer shall properly notify Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, prior to the activation and/or usage by Buyer of any Software. Buyer shall identify all Software being activated and/or used (including the number of units activated, if applicable) in each Initial System.

     1.4 Nortel shall promptly review notification from Buyer provided pursuant to Section 1.4 above and identify any applicable prerequisite Equipment or Software required by Buyer prior to activation and/or usage of the applicable Software. Nortel shall respond to Buyer's written notice by means of a price quotation. Such price quotation shall include Nortel's consent to activate and/or use such Software or notification that such Software requires engineering to determine whether the current switch configuration will require additional Equipment prior to activation and/or usage. Upon Buyer's written acceptance of Nortel's price quotation, Nortel shall grant its consent to Buyer to activate and/or use such Software prior to payment of the applicable right-to-use fees. However, under no circumstances shall such Software be activated and/or used by Buyer prior to Buyer's acceptance of Nortel's price quotation. Nortel shall invoice Buyer for all applicable right to use fees and associated feature activation engineering charges. One hundred percent (100%) of such invoiced right to use fees and engineering charges shall be due and payable within thirty (30) days of the date of Nortel's invoice therefor.

     1.5 Notwithstanding the foregoing, Buyer shall not be required to pay additional right to use fees associated with the Software licensed prior to the initial date of this Product Attachment.

     1.6 Nortel reserves the right, every six (6) months to submit a written report for each site containing a Software load. The written report shall identify all Software activated and/or used (including the number of incremental units activated, if applicable) by Buyer during the applicable reporting period. Buyer shall audit the report against Purchase Order(s) which have been submitted by Buyer and accepted by Nortel during the applicable period to determine the existence of any discrepancies. Buyer shall submit such audited written report to Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, within thirty (30) days from receipt of such request.

     1.7 Nortel also reserves the right to access by remote polling or to conduct an on-site inspection of any site in which a Software load is installed and/or to perform an on-site review of Buyer's books and records related to such site to verify activation and/or usage of Software.

              Proprietary and Confidential Information of Nortel

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                               Schedule A/Page 6
                                  Schedule A
                  Part II. DMS-500 Standard Software Features

     1.8 Nortel shall issue invoices, for any applicable prices, charges or fees, in addition to those amounts previously invoiced, as a result of Buyer's activation and/or usage of any Software that does not appear on Nortel's written report or that appear as a result of Nortel's remote polling of an Initial Systems.

     1.9 Upon payment of the applicable right to use fees for Software activated and/or used by Buyer, Buyer shall receive a non-exclusive paid-up license to use such Software in accordance with the provisions of this Agreement. Nortel may immediately terminate the applicable license granted hereunder for Buyer's failure to pay the applicable right to use fees for such Software which has been activated and/or used.

     1.10 The obligations of Buyer under this Section 1 shall without limitation survive the termination of this Agreement and shall continue if the Software is removed from service. Buyer agrees to indemnify Nortel or Third Party Software Vendors as appropriate for any loss or damage resulting from a breach of this Section 1.


              Proprietary and Confidential Information of Nortel

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                               Schedule A/Page 7

                                  Schedule A
                  Part II. DMS-500 Standard Software Features

2.0  LLT00010 Software included in the DMS-500 Initial System
2.1  Software included in the DMS-500 Initial System
The following represents the LLT00010 Software packages that are included in the price of the DMS-500 Initial System, described in Schedule A, Part 1, Section
1.0. The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.

             S/W Package      Description
             -----------      -----------
               AIN00026       AIN Translation Simplification (Note 1)
               BAS00001       Base Cook
               BAS00002       Base ANI
               BAS00003       Base Generic
               BAS00004       Base OA&M
               BAS00007       Base Logs
               BAS00020       Base Flexible Bellcore AMA
               BAS00028       Base DPP
               BASE0001       Local Base
               BASE0009       Base SN SR70
               EQA00001       Equal Access Local
               EQA00006       EQA C7ISUP InterLATA Connect-EO
               EQA00008       EQA POTS IntraLATA Prim.I/LATA Carr. EAEO
               ISP700001      ISUP BASE
               LOC00001       Local Services
               LNP00100       LRN Software (Note 1)
               MDC00001       MDC Base  (100 Lines)
               MDC00003       MDC Standard
               NI000007       NIO ISDN Base (1100 ISDN lines, 1050 2B+D lines)
               NI000008       NI0 NI-1 BRI
               NI000009       NI0 NI-1 BRI Enhanced Maintenance
               NI000010       NI0 NI-1 Packet Services
               NI000011       NI0 NI-1 PRI
               NI000022       NI0 ISDN PRI Base
               NI000030       CNAM on PRI (80 T1's) (Note 2)
               NPE00001       Numbering Plan Evolution 1
               NPE00002       Numbering Plan Evolution 2
               NPRI0001       PRI Network Interface
               NTS00005       NTSE 800
               NTS00023       800 Expansion (888)
               RES00003       RES Disp Funct & Prvcy  (for 100 lines)
               RES00004       RES MDC Vice Mail
               RES00006       RES RES Service Enablers
               RES00022       RES Calling Name Delivery Blkng
               RES00023       RES Calling Name Disp SW/TCAP (for 100 lines)
               TEL00001       Telecom Layer
               TEL00002       TEL CCS7 Channelized Access
               TEL00008       CCS7 Base
               UDD00001       UDD Services
               WLC00001       World Line Card Enhanced
               TEL00004       TEL C7 Routset Increment (unlimited usage)
Note 1: AIN00009, AIN00002, AIN00006, and AIN00007 at no charge for LNP0100 and AIN translation simplification use only. Chargeable upon use for non-LNP0100 usage or non-AIN00026 AIN usage.

Note 2: Prerequisite Software for NI000030 (80 T1's) provided at no additional charge


              Proprietary and Confidential Information of Nortel

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                               Schedule A/Page 8

                                  Schedule A
                 Part III. DMS-500 Optional Software Features

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                              Schedule A/Page 20

                                  Schedule A
                          Part IV. DMS-500 Extensions


     1.0  DMS-500  Extension Pricing

     1.0  DTCI/DTC7 Port Extension Pricing

          1.1  DTCI/DTC7 Port Extension Pricing

               The DTCI provides DS-1 interconnect for ISDN PRI or MF Trunking. The DTC7 provides DS-1 interconnect for SS7 or MF trunking. Each DTCI/DTC7 Port Extension is configured in minimum increments of nine hundred sixty (960) ports and for SS7 or ISDN signaling at Buyer's request. The price for the DTCI/DTC7 Port Extensions includes the following:

               a.)  DTCI/DTC7 Equipment and XPM;

               b.) Either UTR, STR, CTD as required for DTCs configured for SS7, or UTR and ISDN pre-processor circuit pack configured for ISDN PRI capability;

               c.)  Any required ENET, MS;

               d.) Any required DMS-500 service/test circuits to support the DTCI/DTC7 Port Extensions;

               e.) Power Distribution Center (PDC) equipment as required to support the DTEI Port Extensions;

               f.)  Spare circuit packs if required;

               g.) Wired ports contain all of the above except the DS-1 circuit packs; and

               h.)  Associated NI00011, NI00022 and TEL0004 Software usage.

          1.2  Add-on Port Prices

               Additional DTC7/DTCI ports may be ordered and installed with an Initial System for the following listed prices:

                                               Minimum Port      Price per
               Description                       Increment          Port
               -----------                     ------------      ---------

               DTC7 ports Wired & Equipped          960             $***

               DTCI ports Wired & Equipped          960             $***

**NOTE: DTC7/DTCI Add-On Port pricing is effective for *** after the Turnover Date of the DMS Initial System.


              Proprietary and Confidential Information of Nortel

-------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                              Schedule A/Page 21

                                  Schedule A
                          Part IV. DMS-500 Extensions


          1.3  Extensions Port Prices

               Buyer may issue an Order for DTCI/DTC7 Port Extensions in minimum increments of 4800 ports and after Buyer has issued its Order for an Initial System. Buyer may purchase the DTCI/DTC7 Port Extensions as follows:

                                             Minimum Port     Price per
               Description                    Increment         Port
               -----------                    ---------         ----
               DTC7 ports Wired & Equipped       4800           $***

               DTCI ports Wired & Equipped       4800           $***

               Buyer may issue an Order for DTCI/DTC7 Port Extensions in minimum increments of 960 Port Extensions and up to 3840 Port Extensions and after Buyer has issued its Order for an Initial System. Buyer may purchase these DTCI/DTC7 Port Extensions at the price of $*** per port.

     2.0  SMA2 Port Extension Pricing

          2.1  SMA2 Ports

               The SMA2 provides DS-1 interconnect for TR-303 interface. Each SMA2 Port Extensions is configured in minimum increments of nine hundred sixty (960) ports. SMA2 is only available on DMS-100 and DMS-500 systems. The price for an SMA2 Port Extension includes the following:

               a)   SMA2  Equipment;

               b)   Any required ENET, MS;

               c) Any required DMS-500 service/test circuits to support the SMA2 Extensions;

               d) Power Distribution Center (PDC) equipment as required to support the SMA2 Extensions;

               e)   Spare circuit packs if required; and

               f) Wired ports contain all of the above except the DS-1 circuit packs.

          2.2  Add-on Port Prices
               Additional SMA2 ports may be ordered and installed with an Initial System at the following prices:

                                              Minimum Port    Price per
               Description                     Increment        Port
               -----------                     ---------        ----
               SMA2 ports Wired & Equipped        960           $***

          2.3  Extension Port Prices

               Buyer may issue an Order for SMA2 Extension Ports in increments of 1,920 ports after Buyer has issued its Order for an Initial System for the following prices:

              Proprietary and Confidential Information of Nortel

-------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                              Schedule A/Page 22

                                  Schedule A
                          Part IV. DMS-500 Extensions

                                                Minimum Port   Price per
               Description                       Increment        Port
               -----------                       ---------        ----
               SMA2 ports Wired & Equipped         1920          $160

               SMA2 ports Wired & Equipped          960          $179

          3.0  Link Peripheral Processor (LPP)

               3.1  Initial Channelized Access LIU 7 Interface Unit Pricing

                    Additional Channelized Access LIU7 Interface Units may be Ordered and Installed with an Initial System for the price of Eight Thousand Nine Hundred Dollars ($8,900.00) per unit. Channelized Access LIU7 Interface Unit consists of the following:


               Qty   PEC         Description
               ---   ---         -----------
                1    NTEX22BB    IPF Integrated Proc & FBUS
                1    NT9X76AA    STP- Signalling Terminator CP
                1    NTEX26AA    LUI Channel Bus I/F
                1    NT9X0193    STP Bulkhead Cable Assembly

               3.2  Extension Channelized Access LIU 7 Interface Unit Pricing

                    Channelized Access LIU7 Interface Units may be Ordered at any time other than with an Initial System for the price of Twelve Thousand Five Hundred Dollars ($12,500.00) per unit. This price is for furnish only and does not include spares.

               3.3  Initial Ethernet Interface Unit Pricing

                    Additional Ethernet Interface Units may be Ordered and Installed with the Initial System for the price of Four Thousand Seven Hundred Forty-Seven Dollars ($4,747.00) per unit. Ethernet Interface Unit consists of the following:


               Qty   PEC         Description
               ---   ---         -----------
                1    NTEX22BB    IPF Integrated Proc & FBUS
                1    NT9X84AA    Ethernet Interface Circuit Pack
                1    NT9X85AA    Ethernet Access Unit Interface PB
                1    NT9X0190    Ethernet Cable Assembly

               3.4  Extension Ethernet Interface Unit Pricing

                    Ethernet Interface Units may be Ordered at any time other than with an Initial System for the price of Six Thousand Nine Hundred Forty-Eight Dollars ($6,948.00) per unit. This price is for furnish only and does not include spares.

              Proprietary and Confidential Information of Nortel

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                              Schedule A/Page 23
                                  Schedule A
                          Part IV. DMS-500 Extensions


          3.5  Initial Frame Relay Interface Unit (FRIU) Pricing

               Additional Frame Relay Interface Units may be Ordered and Installed with the Initial System for the price of Eleven Thousand Four Hundred Ninety-Four Dollars ($11,494.00) per unit. Price does not include software. Frame Relay Interface Unit consists of the following:

               Qty   PEC        Description
               ---   ---        -----------
                1    NTEX22BB   IPF Integrated Proc & FBUS
                1    NTEX30AA   Frame Relay T1 Access PB
                1    NTEX31BA   Frame Enhanced Relay Access Proc CP
                2    NT9X0191   FRIU Cable Assembly

          3.6  Extension Frame Relay Interface Unit  (FRIU) Pricing

               Frame Relay Interface Units may be Ordered at any time other than with an Initial System for the price of *** per unit. This price is for furnish only. Pricing does not include spares or software.

          3.7  Initial Packet Handler (XLIU) Pricing

               Additional Packet Handlers may be Ordered and Installed with the Initial System for the price of *** per unit. Price does not include software. Packet Handler consists of the following:

               Qty   PEC        Description
               ---   ---        -----------
                1    NTEX22BB   IPF Integrated Proc & FBUS
                1    NTFX09AA   CBUS Interface PB
                1    NTFX10AA   HDLC Frame Processor CP

          3.8  Extension Packet Handler (XLIU) Pricing

               Packet Handler may be Ordered at any time other than with an Initial System for the price of *** per unit. This price is for furnish only. Pricing does not include spares or software.

          3.9  Initial Network Interface Unit (NIU) Pricing

               Additional Network Interface Units may be Ordered and Installed with the Initial System for the price of *** per unit. Network Interface Unit consists of the following:

               Qty   PEC        Description
               ---   ---        -----------

              Proprietary and Confidential Information of Nortel

----------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                      Focal Communications, Inc.
                                    Amendment No. 3 (1999) to Product Attachment
                                                      Carrier Product Attachment
                                                              Schedule A/Page 24

                                  Schedule A
                          Part IV. DMS-500 Extensions


               2    NTEX22BB   IPF Integrated Proc & FBUS
               1    NTEX25AA   Channel Bus Control Unit
               1    NTEX25BA   Channel Bus Control Unit
               2    NTEX28AA   DS30 Link Interface Unit
               4    NT9X7020   NIU DS30 Cable Assemblies
               2    NT9X7021   NIU Inter CBC Cable

          3.10  Extension Network Interface Unit (NIU) Pricing

                Network Interface Unit may be Ordered at any time other than with an Initial System for the price of *** per unit. This price is for furnish only.

              Proprietary and Confidential Information of Nortel

----------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                                                           Focal
                                           Amendment No. 3 to Product Attachment
                                                       Carrier Networks Products
                                                               Schedule C/Page 1

                                  SCHEDULE C
                                  ----------

                           SWITCH DELIVERY FORECAST
                           ------------------------

Switch Type/#      Destination       Delivery Date      Ports      Purchase
-------------      -----------       -------------      -----      --------
                                                                    Price*
                                                                    ------
Extension/ (1)     Chicago, IL       January 1999        9,600       $***

Extension/ (1)     New York          January 1999        9,600       $***

DMS-500/ (1)       Dallas, TX        February 1999      31,680       $***

DMS-500/ (1)       Cambridge, MA     March 1999         18,240       $***

DMS-500/ (1)       New Jersey        March 1999         31,680       $***

DMS-500/ (1)       Atlanta, GA       3rd Quarter 1999   31,680       $***

DMS-500/ (1)       Houston, TX       3rd Quarter 1999   31,680       $***

DMS-500/ (1)       TBD               4th Quarter 1999   31,680*      $***

Extension/ (3)     TBD                     1999                      $***

DMS-500/ (2)       TBD                     2000         31,680*      $***

Extension/ (10)    TBD                     2001                      $

* Denotes ports and price for each DMS-500 and/or Extension.


VCN21696

----------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.